                                  EXHIBIT 21.01

                          CADENCE DESIGN SYSTEMS, INC.
                         SUBSIDIARIES OF THE REGISTRANT


The Registrant's subsidiaries and the state or country in which each is incorporated or organized, are as follows:


Accent S.r.l.(1).......................................................Italy
Ambit Design Systems, Inc. ............................................U.S.A.
Ambit Design Systems Limited ..........................................United Kingdom
Cadence (Barbados) FSC Inc. ...........................................Barbados
Cadence China Ltd. ....................................................Hong Kong
Cadence Credit Corporation, Inc. ......................................U.S.A.
Cadence Design Systems (Canada) Limited ...............................Canada
Cadence Design Systems (India) Private Ltd. ...........................India
Cadence Design Systems (Ireland) Limited ..............................Ireland
Cadence Design Systems (Israel) Limited ...............................Israel
Cadence Design Systems (Japan) B.V. ...................................Netherlands
Cadence Design Systems (S) Pte Ltd. ...................................Singapore
Cadence Design Systems I B.V. .........................................Netherlands
Cadence Design Systems (Taiwan) B.V. ..................................Netherlands
Cadence Design Systems AB .............................................Sweden
Cadence Design Systems Asia Ltd. ......................................Hong Kong
Cadence Design Systems B.V. ...........................................Netherlands
Cadence Design Systems GmbH ...........................................Germany
Cadence Design Service Y.K.  ..........................................Japan
Cadence Design Systems, Ltd ...........................................United Kingdom
Cadence Design Systems S.A.S. .........................................France
Cadence Design Systems S.r.l. .........................................Italy
Cadence International Sales Corporation................................U.S. Virgin Islands
Cadence Korea Ltd. ....................................................Korea
Cadence Receivables Corporation .......................................U.S.A.
Cadence Receivables Consolidation Corporation .........................U.S.A.
Cadence Taiwan, Inc. ..................................................Taiwan
Castlewilder ..........................................................Ireland
Cooper & Chyan Technology GmbH.........................................Germany
Cooper & Chyan Technology, Inc. .......................................U.S.A.
Cooper & Chyan Technology, Ltd. .......................................United Kingdom
Detente Technology, Inc. ..............................................U.S.A.


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(1) Change in ownership from 51% to 49% on March 1, 1999.

                          CADENCE DESIGN SYSTEMS, INC.
                         SUBSIDIARIES OF THE REGISTRANT


The Registrant's subsidiaries and the state or country in which each is incorporated or organized, are as follows:


Esperan Limited .......................................................United Kingdom
Esperan (US) Limited ..................................................United Kingdom
High Level Design Systems, Ltd. .......................................United Kingdom
Innotech Company ......................................................Japan
Integrated Measurement Systems, Inc. ..................................U.S.A.
River Oaks Place Association ..........................................U.S.A.
Seeley Properties, Inc. ...............................................U.S.A.
Simon Software, Inc. ..................................................U.S.A.
Symbionics Group Limited ..............................................United Kingdom
Symbionics Limited ....................................................United Kingdom
Synthesia AB ..........................................................Sweden
Telos Venture Partners ................................................U.S.A.
Unicad, Inc. ..........................................................U.S.A.
UVW Ltd ...............................................................United Kingdom
Valid Europe BVBA .....................................................Belgium
3005353 Nova Scotia ...................................................Nova Scotia
Quickturn Design Systems, Inc..........................................U.S.A.
Quickturn Design Systems International, Inc. ..........................U.S.A.
Quickturn Design Systems Belgium S.A. .................................Belgium
Quickturn Design Systems Israel Ltd. ..................................Israel
Quickturn Design Systems AB Sweden ....................................Sweden
Quickturn Design Systems (UK) Ltd. ....................................United Kingdom
Quickturn Design Systems S.A.R.L. .....................................France
Quickturn Design Systems GmbH .........................................Germany
Quickturn Design Systems, Asia, Inc. ..................................U.S.A.
Quickturn Design Systems KK............................................Japan
PiE S.A.R.L. ..........................................................France
Quickturn Design Systems FSC Limited...................................Barbados
Speedsim, Inc. ........................................................U.S.A.
Orcad, Inc. ...........................................................U.S.A.
Microsim Corporation ..................................................U.S.A.
Orcad Japan K.K. ......................................................Japan
Orcad UK Limited ......................................................United Kingdom
Orcad Foreign Sales Corporation .......................................Guam
Design Acceleration, Inc. .............................................U.S.A.
1Chip Silicon Systems, Inc.............................................U.S.A.
RO Seely Corporation ..................................................U.S.A.
Daffodil Acquisition, Inc. ............................................U.S.A.
Daffodil Acquisition II, Inc. .........................................U.S.A.


Daffodil Acquisition LLC ..............................................U.S.A.
Diablo Research Company LLC............................................U.S.A.
Diablo Lighting, Inc. .................................................U.S.A.
Sibford Limited .......................................................Ireland
Cadence China Technologies PTE Limited(2)..............................Singapore


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(2) Cadence Design Systems (Ireland) Limited owns 19% of this entity.